                                                                     Exhibit 1.1



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                         7/16/98









                          CAMELOT MUSIC HOLDINGS, INC.
                            (a Delaware corporation)



                        __________ Shares of Common Stock





                             U.S. PURCHASE AGREEMENT
                             -----------------------








Dated: August     , 1998


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                  TABLE OF CONTENTS

                                                                                                            PAGE
                                                                                                            ----



U.S. PURCHASE AGREEMENT...........................................................................................1
   SECTION 1.         REPRESENTATIONS AND WARRANTIES..............................................................4
      (a)  Representations and Warranties by the Company and CMI..................................................4
           (i)      COMPLIANCE WITH REGISTRATION REQUIREMENTS.....................................................4
           (ii)     INDEPENDENT ACCOUNTANTS.......................................................................5
           (iii)    FINANCIAL STATEMENTS..........................................................................5
           (iv)     NO MATERIAL ADVERSE CHANGE IN BUSINESS........................................................6
           (v)      GOOD STANDING OF THE COMPANY..................................................................6
           (vi)     GOOD STANDING OF SUBSIDIARIES.................................................................6
           (vii)    CAPITALIZATION................................................................................6
           (viii)   AUTHORIZATION OF AGREEMENTS...................................................................7
           (ix)     DESCRIPTION OF SECURITIES.....................................................................7
           (x)      ABSENCE OF DEFAULTS AND CONFLICTS.............................................................7
           (xi)     ABSENCE OF LABOR DISPUTES.....................................................................8
           (xii)    ABSENCE OF PROCEEDINGS........................................................................8
           (xiii)   ACCURACY OF EXHIBITS..........................................................................8
           (xiv)    POSSESSION OF INTELLECTUAL PROPERTY...........................................................8
           (xv)     ABSENCE OF FURTHER REQUIREMENTS...............................................................9
           (xvi)    POSSESSION OF LICENSES AND PERMITS............................................................9
           (xvii)   TITLE TO PROPERTY............................................................................10
           (xviii)  INVESTMENT COMPANY ACT.......................................................................10
           (xix)    ENVIRONMENTAL LAWS...........................................................................10
           (xx)     REGISTRATION RIGHTS..........................................................................11
           (xxi)    STABILIZATION OR MANIPULATION................................................................11
           (xxii)   ACCOUNTING CONTROLS..........................................................................11
           (xxiii)  TAX RETURNS..................................................................................11
           (xxiv)   YEAR 2000....................................................................................11

      (b)  Representations and Warranties by the Selling Shareholders............................................12
           (i)      ACCURATE DISCLOSURE..........................................................................12
           (ii)     AUTHORIZATION OF AGREEMENTS..................................................................12
           (iii)    GOOD AND MARKETABLE TITLE....................................................................12
           (iv)     DUE EXECUTION OF AGREEMENTS..................................................................13
           (v)      ABSENCE OF MANIPULATION......................................................................13
           (vi)     ABSENCE OF FURTHER REQUIREMENTS..............................................................13
           (vii)    RESTRICTION ON SALE OF SECURITIES............................................................14
           (viii)   CERTIFICATES SUITABLE FOR TRANSFER...........................................................14
           (ix)     NO ASSOCIATION WITH NASD.....................................................................14
           (x)      POWER AND AUTHORITY..........................................................................14

      (c)  Officer's Certificates................................................................................14

      (c)  Officer's Certificates................................................................................14

  SECTION 2.        SALE AND DELIVERY TO U.S. UNDERWRITERS; CLOSING..............................................15
      (a)  Initial Securities....................................................................................15
      (b)  Option Securities.....................................................................................15
      (c)  Payment...............................................................................................15
      (d)  Denominations; Registration...........................................................................16
      (e)  Appointment of Qualified Independent Underwriter......................................................16

  SECTION 3.        COVENANTS OF THE COMPANY.....................................................................17
      (a)  Compliance with Securities Regulations and Commission Requests........................................17
      (b)  Filing of Amendments..................................................................................17
      (c)  Delivery of Registration Statements...................................................................17
      (d)  Delivery of Prospectuses..............................................................................18
      (e)  Continued Compliance with Securities Laws.............................................................18
      (f)  Blue Sky Qualifications...............................................................................18
      (g)  Rule 158..............................................................................................19
      (h)  Listing...............................................................................................19
      (i)  Restriction on Sale of Securities.....................................................................19
      (j)  Reporting Requirements................................................................................19
      (k)  Compliance with NASD Rules............................................................................19

  SECTION 4.        PAYMENT OF EXPENSES..........................................................................20
      (a)  Expenses..............................................................................................20
      (b)  Expenses of the Selling Shareholders..................................................................20
      (c)  Termination of Agreement..............................................................................21
      (d)  Allocation of Expenses................................................................................21

  SECTION 5.        CONDITIONS OF U.S. UNDERWRITERS' OBLIGATIONS.................................................21
      (a)  Effectiveness of Registration Statement...............................................................21
      (b)  Opinion of Counsel for Company........................................................................21
      (c)  Opinion of Counsel for the Selling Shareholders.......................................................22
      (d)  Opinion of Counsel for U.S. Underwriters..............................................................22
      (e)  Officers' Certificate.................................................................................22
      (f)  Certificate of Selling Shareholders...................................................................23
      (g)  Accountants' Comfort Letters..........................................................................23
      (h)  Bring-down Comfort Letters............................................................................23
      (i)  Approval of Listing...................................................................................23
      (j)  No Objection..........................................................................................23
      (k)  Lock-up Agreements....................................................................................23
      (l)  Purchase of Initial International Securities..........................................................23
      (m)  Other Agreements......................................................................................23
      (n)  Conditions to Purchase of U.S. Option Securities......................................................24
      (o)  Additional Documents..................................................................................25
      (p)  Termination of Agreement..............................................................................25

  SECTION 6.        INDEMNIFICATION..............................................................................25

      (a)  Indemnification of U.S. Underwriters..................................................................25
      (b)  Indemnification of Company, Directors and Officers and Selling Shareholders...........................27
      (c)  Actions against Parties; Notification.................................................................28
      (d)  Settlement without Consent if Failure to Reimburse....................................................29
      (e)  Indemnification for Reserved Securities...............................................................29
      (f)  Other Agreements with Respect to Indemnification......................................................29

  SECTION 7.        CONTRIBUTION.................................................................................29

  SECTION 8.        REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY...............................31

  SECTION 9.        TERMINATION OF AGREEMENT.....................................................................31
      (a)  Termination; General..................................................................................31
      (b)  Liabilities...........................................................................................31

  SECTION 10.       DEFAULT BY ONE OR MORE OF THE U.S. UNDERWRITERS..............................................31

  SECTION 11.       DEFAULT BY ONE OR MORE OF THE SELLING SHAREHOLDERS...........................................32

  SECTION 12.       NOTICES......................................................................................33

  SECTION 13.       PARTIES......................................................................................33

  SECTION 14.       GOVERNING LAW AND TIME.......................................................................33

  SECTION 15.       EFFECT OF HEADINGS...........................................................................33

         SCHEDULES

                  Schedule A     List of Underwriters.......................................................Sch A-1
                  Schedule B     List of Selling Shareholders...............................................Sch B-1
                  Schedule C     Pricing Information........................................................Sch C-1
                  Schedule D     List of Persons Subject to Lock-up.........................................Sch D-1

         EXHIBITS

                  Exhibit A-1    Form of Opinion of Calfee, Halter & Griswold LLP...............................A-1
                  Exhibit A-2    Form of Opinion of Obermayer Rebmann Maxwell & Hippel..........................A-6
                  Exhibit B-1    Form of Opinion of Simpson Thacher & Barlett...................................B-1
                  Exhibit B-2    Form of Opinion for the Selling Shareholders...................................B-4
                  Exhibit C      Form of Lock-Up Letter.........................................................C-1
                  Exhibit D-1    Form of Comfort Letter of Coopers & Lybrand L.L.P..............................D-1
                  Exhibit D-2    Form of Comfort Letter of Deloitte & Touche LLP................................D-4

                          CAMELOT MUSIC HOLDINGS, INC.

                            (a Delaware corporation)

                        __________ Shares of Common Stock

                           (Par Value $.01 Per Share)

                             U.S. PURCHASE AGREEMENT
                             -----------------------

                                                                 August   , 1998


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
Morgan Stanley & Co. Incorporated
McDonald & Company Securities, Inc.
  as U.S. Representatives of the several U.S. Underwriters
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

         Camelot Music Holdings, Inc., a Delaware corporation (the "Company"), Camelot Music, Inc., a Pennsylvania corporation ("CMI"), and the persons listed in Schedule B hereto (the "Selling Shareholders"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other U.S. Underwriters named in Schedule A hereto (collectively, the "U.S. Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Morgan Stanley & Co. Incorporated and McDonald & Company Securities, Inc. are acting as representatives (in such capacity, the "U.S. Representatives"), with respect to (i) the sale by the Selling Shareholders, acting severally and not jointly, and the purchase by the U.S. Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") set forth in Schedules A and B hereto, and (ii) the grant by the Selling Shareholders to the U.S.

Underwriters, acting severally and not jointly, of the option described in
Section 2(b) hereof to purchase all or any part of __________ additional shares of Common Stock to cover over-allotments, if any. The aforesaid __________ shares of Common Stock (the "Initial U.S. Securities") to be purchased by the U.S. Underwriters and all or any part of the __________ shares of Common Stock subject to the option described in Section 2(b) hereof (the "U.S. Option Securities") are hereinafter called, collectively, the "U.S. Securities."

         It is understood that the Company, CMI and the Selling Shareholders are concurrently entering into an agreement dated the date hereof (the "International Purchase Agreement") providing for the offering by the Selling Shareholders of an aggregate of __________ shares of Common Stock (the "Initial International Securities") through arrangements with certain underwriters outside the United States and Canada (the "International Managers") for which Merrill Lynch International, Morgan Stanley & Co. International Limited and McDonald & Company Securities, Inc. are acting as lead managers (the "Lead Managers") and the grant by the Selling Shareholders to the International Managers, acting severally and not jointly, of an option to purchase all or any part of the International Managers' pro rata portion of up to __________ additional shares of Common Stock solely to cover over-allotments, if any (the "International Option Securities" and, together with the U.S. Option Securities, the "Option Securities"). The Initial International Securities and the International Option Securities are hereinafter called the "International Securities." It is understood that the Selling Shareholders are not obligated to sell and the U.S. Underwriters are not obligated to purchase any Initial U.S. Securities unless all of the Initial International Securities are contemporaneously purchased by the International Managers.

         The U.S. Underwriters and the International Managers are hereinafter collectively called the "Underwriters," the Initial U.S. Securities and the Initial International Securities are hereinafter collectively called the "Initial Securities," and the U.S. Securities and the International Securities are hereinafter collectively called the "Securities."

         The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the "Global Coordinator").

         The Company and the Selling Shareholders understand that the U.S. Underwriters propose to make a public offering of the U.S. Securities as soon as the U.S. Representatives deem advisable after this Agreement has been executed and delivered.

         The Company, the Selling Shareholders and the U.S. Underwriters agree that up to _______ shares of the Initial U.S. Securities to be purchased by the U.S. Underwriters (the "Reserved Securities") shall be reserved for sale by the U.S. Underwriters to certain eligible employees and other persons, as part of the distribution of the Securities by the U.S. Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such eligible employees and other persons by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-56811) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the U.S. Securities (the "Form of U.S. Prospectus") and one relating to the International Securities (the "Form of International Prospectus"). The Form of U.S. Prospectus is identical to the Form of International Prospectus, except for the front cover pages, the back cover pages and the information under the caption "Underwriting." The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each Form of U.S. Prospectus and Form of International Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final Form of U.S. Prospectus and the final Form of International Prospectus in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "U.S. Prospectus" and the "International Prospectus," respectively, and collectively, the "Prospectuses." If Rule 434 is relied on, the terms "U.S. Prospectus" and "International Prospectus" shall refer to the preliminary U.S. Prospectus dated July _____, 1998 and the preliminary International Prospectus dated July ______, 1998, respectively, each together with the applicable Term Sheet, and all references in this Agreement to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the U.S. Prospectus, the International Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         SECTION 1. REPRESENTATIONS AND WARRANTIES.

         (a) Representations and Warranties by the Company and CMI. The Company and CMI, jointly and severally, represent and warrant to each U.S. Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agree with each U.S. Underwriter, as follows:

                  (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectuses, any preliminary prospectuses and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectuses and such preliminary prospectuses, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither of the Prospectuses nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectuses or any amendments or supplements thereto were issued and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectuses shall not be "materially different," as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectuses made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the U.S. Representatives or the Lead Managers expressly for use in the Registration Statement or the Prospectuses.

                  Each preliminary prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectuses delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.


                  (ii) INDEPENDENT ACCOUNTANTS. the accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.


                  (iii) FINANCIAL STATEMENTS. The financial statements included in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries and of the Company's predecessors and their consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries and of the Company's predecessors and their consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The financial statements included in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly the financial position of The Wall Music, Inc. at the dates indicated and the statement of operations, stockholders' equity and cash flows of The Wall Music, Inc. for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectuses present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (iv) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (v) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (vi) GOOD STANDING OF SUBSIDIARIES. Each subsidiary of the Company (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21 to the Registration Statement.

                  (vii) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses). The shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the U.S. Underwriters and the International Managers from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company, including the Securities to be purchased by the U.S. Underwriters from the Selling Shareholders, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (viii) AUTHORIZATION OF AGREEMENTS. This Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by the Company and CMI. The Merger Agreement, dated as of June 3, 1998, between the Company and Spec's Music, Inc. (the "Merger Agreement") has been authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, moratorium, stay and other laws affecting creditors rights generally and to general principles of equity. The First Amendment and Waiver dated as of June 12, 1998 to the New Working Capital Facility, dated as of January 27, 1998, among CMI, as Borrower, The Lenders Party thereto and The Chase Manhattan Bank, as Agent (the "Credit Facility Amendment"), has been authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, moratorium, stay and other laws affecting creditors rights generally and to general principles of equity.

                  (ix) DESCRIPTION OF SECURITIES. The Common Stock conforms to all statements relating thereto contained in the Prospectuses and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability solely by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

                  (x) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the International Purchase Agreement, the Merger Agreement and the Credit Facility Amendment and the consummation of the transactions contemplated in this Agreement, the International Purchase Agreement, the Merger Agreement and the Credit Facility Amendment and in the Registration Statement and compliance by the Company and CMI, as the case may be, with their obligations under this Agreement, the International Purchase Agreement, the Merger Agreement and the Credit Facility Amendment have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                  (xi) ABSENCE OF LABOR DISPUTES. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company or CMI, is imminent, and neither the Company nor CMI is aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, vendors, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                  (xii) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or CMI, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or, except as disclosed in the Registration Statement, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement and the International Purchase Agreement or the performance by the Company and CMI of their obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                  (xiii) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xiv) POSSESSION OF INTELLECTUAL PROPERTY. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xv) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company or CMI of their obligations hereunder, in connection with the offering, issuance or sale of the Securities under this Agreement and the International Purchase Agreement or the consummation of the transactions contemplated by this Agreement, the International Purchase Agreement, the Merger Agreement and the Credit Facility Amendment, except (i) such as have been already obtained under the 1933 Act or the 1933 Act Regulations or as may be required under state securities or blue sky laws, (ii) such as have been obtained under the Securities Exchange Act of 1934 (the "1934 Act") or the rules and regulations of the Commission under the 1934 Act and (iii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

                  (xvi) POSSESSION OF LICENSES AND PERMITS. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; except for such Governmental Licenses the failure of which to obtain would not, singly or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse

         Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xvii) TITLE TO PROPERTY. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectuses, are in full force and effect, and neither the Company nor any subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except for such claims as would not, singly or in the aggregate, have a Material Adverse Effect.

                  (xviii) INVESTMENT COMPANY ACT. Neither the Company nor CMI is or upon the issuance and sale of the Securities as herein contemplated will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xix) ENVIRONMENTAL LAWS. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, licenses, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events, facts or circumstances that might reasonably be expected to form the basis of any liability or obligation of the Company or any of its subsidiaries, including, without limitation, any order, decree, plan or agreement requiring clean-up or remediation, or any action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to any Hazardous Materials or any Environmental Laws.

                  (xx) REGISTRATION RIGHTS. Except as described in the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act other than persons who have waived such rights.

                  (xxi) STABILIZATION OR MANIPULATION. Neither the Company, CMI nor any of their officers, directors or controlling persons has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Securities.

                  (xxii) ACCOUNTING CONTROLS. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxiii) TAX RETURNS. The Company and its subsidiaries have filed all federal, state, local and foreign tax returns that are required to have been filed by them pursuant to applicable foreign, federal, state, local or other law or have duly requested extensions thereof, except insofar as the failure to file such returns or request such extensions would not reasonably be expected to result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except for such taxes or assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability of the Company and each subsidiary for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a Material Adverse Effect.

                  (xxiv) YEAR 2000. All disclosure regarding year 2000 compliance that is required to be described under the 1933 Act and 1933 Regulations (including disclosures required by Staff Legal Bulletin No.
         5) has been included in the Prospectus. Neither the Company nor any of its subsidiaries will incur significant operating expenses or costs to ensure that its information systems will be year 2000 compliant, other than as disclosed in the Prospectus.

         (b) Representations and Warranties by the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents and warrants to each U.S. Underwriter as of the date hereof, as of the Closing Time, and, if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each U.S. Underwriter, as follows:

                   (i) ACCURATE DISCLOSURE. The Selling Shareholder has reviewed and is familiar with the Registration Statement and the Prospectuses and neither of the Prospectuses nor any amendments or supplements thereto (including any prospectus wrapper) includes any untrue statement of a material fact with respect to such Selling Shareholder or omits to state a material fact with respect to such Selling Shareholder necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectuses.

                  (ii) AUTHORIZATION OF AGREEMENTS. Such Selling Shareholder has the full right, power and authority to enter into this Agreement, the International Purchase Agreement and the Power of Attorney and Custody Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder. The execution and delivery of this Agreement, the International Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder have been duly authorized by such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

                  (iii) GOOD AND MARKETABLE TITLE. Such Selling Shareholder has and will at the Closing Time and, if any Option Securities are purchased, on the Date of Delivery have good and marketable title to the Securities to be sold by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement and the International Purchase Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                  (iv) DUE EXECUTION OF AGREEMENTS. Such Selling Shareholder has duly executed and delivered, in the form heretofore furnished to the U.S. Representatives, the Power of Attorney and Custody Agreement (collectively, the "Power of Attorney and Custody Agreement") with the attorneys-in-fact named therein (the "Attorney-in-Fact") and The Bank of New York, as custodian (the "Custodian); the Custodian is authorized by such Selling Shareholder to deliver the Securities to be sold by such Selling Shareholder hereunder and to accept payment therefor; and the Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(f) or that may be required pursuant to Sections 5(n) and 5(o) on behalf of such Selling Shareholder, to sell, assign and transfer to the U.S. Underwriters the Securities to be sold by such Selling Shareholder hereunder, to determine the purchase price to be paid by the U.S. Underwriters to such Selling Shareholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement. This Agreement and the International Purchase Agreement have been duly executed and delivered by or on behalf of such Selling Shareholder.

                  (v) ABSENCE OF MANIPULATION. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (vi) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Shareholder of its obligations hereunder or in the International Purchase Agreement or the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement and the International Purchase Agreement except (i) such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or under state securities laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

                  (vii) RESTRICTION ON SALE OF SECURITIES. During a period of 180 days from the date of the Prospectuses, such Selling Shareholder will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to the extent they are sold hereunder.

                  (viii) CERTIFICATES SUITABLE FOR TRANSFER. Certificates for all of the Securities to be sold by such Selling Shareholder pursuant to this Agreement and the International Purchase Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the U.S. Underwriters pursuant to this Agreement and to the International Managers pursuant to the International Purchase Agreement.

                  (ix) NO ASSOCIATION WITH NASD. Neither such Selling Shareholder nor any of his/her/its affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(q) of the By-laws of the National Association of Securities Dealers, Inc.) of, any member firm of the National Association of Securities Dealers, Inc., other than as described on an appendix to the Power of Attorney and Custody Agreement to which such Selling Shareholder is a party.

                  (x) POWER AND AUTHORITY. If such Selling Shareholder is a corporation, partnership or trust, such Selling Shareholder has been duly organized or incorporated and is validly existing as a corporation, partnership or limited partnership in good standing under the laws of its jurisdiction of incorporation or organization, as applicable.

         (c) Officer's Certificates. Any certificate signed by any officer of the Company, CMI or any of their respective subsidiaries delivered to the Global Coordinator, the U.S. Representatives or to counsel for the U.S. Underwriters shall be deemed a representation and warranty by the Company and CMI to each U.S. Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of any Selling Shareholder as such and delivered to the U.S. Representatives or to counsel for the U.S. Underwriters, pursuant to the terms of this Agreement, shall be deemed a representation and warranty by such Selling Shareholder to the U.S. Underwriters as to the matters covered thereby.

         SECTION 2. SALE AND DELIVERY TO U.S. UNDERWRITERS; CLOSING.

         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Selling Shareholder, severally and not jointly, agree to sell to each U.S. Underwriter, severally and not jointly, and each U.S. Underwriter, severally and not jointly, agrees to purchase from each Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial U.S. Securities set forth in Schedule B opposite the name of such Selling Shareholder, as the case may be, which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter, plus any additional number of Initial U.S. Securities which such U.S. Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial U.S. Securities, subject, in each case, to such adjustments among the U.S. Underwriters as the Global Coordinator in its sole discretion shall make to eliminate any sales or purchases of fractional securities.

         (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholders hereby grant an option to the U.S. Underwriters, severally and not jointly, to purchase up to an additional __________ shares of Common Stock, as set forth in Schedule B, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time on one or more occasions only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial U.S. Securities upon notice by the Global Coordinator to the Selling Shareholders setting forth the number of U.S. Option Securities as to which the several U.S. Underwriters are then exercising the option and the time and date of payment and delivery for such U.S. Option Securities. Any such time and date of delivery for the U.S. Option Securities (a "Date of Delivery") shall be determined by the Global Coordinator, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the U.S. Option Securities, each of the U.S. Underwriters, acting severally and not jointly, will purchase that proportion of the total number of U.S. Option Securities then being purchased which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter bears to the total number of Initial U.S. Securities, subject in each case to such adjustments as the Global Coordinator in its discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, or at such other place as shall be agreed upon by the Global Coordinator and the Company and the Selling Shareholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Global Coordinator, the Company and the Attorney-in-Fact on behalf of the Selling Shareholders (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the U.S. Option Securities are purchased by the U.S. Underwriters, payment of the purchase price for, and delivery of certificates for, such U.S. Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Global Coordinator and the Company and the Attorney-in-Fact on behalf of the Selling Shareholders, on each Date of Delivery as specified in the notice from the Global Coordinator to the Company and the Attorney-in-Fact on behalf of the Selling Shareholders.

         Payment shall be made to the Selling Shareholders by wire transfer of immediately available funds to bank accounts designated by the Custodian pursuant to each Selling Shareholder's Power of Attorney and Custody Agreement, against delivery to the U.S. Representatives for the respective accounts of the U.S. Underwriters of certificates for the U.S. Securities to be purchased by them. It is understood that each U.S. Underwriter has authorized the U.S. Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial U.S. Securities and the U.S. Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the U.S. Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial U.S. Securities or the U.S. Option Securities, if any, to be purchased by any U.S. Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such U.S. Underwriter from its obligations hereunder.

         (d) Denominations; Registration. Certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, shall be in such denominations and registered in such names as the U.S. Representatives may request in writing at least one full business day before the Closing

Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, will be made available for examination and packaging by the U.S. Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         (e) Appointment of Qualified Independent Underwriter. The Company and the Selling Shareholders hereby confirm their engagement of McDonald & Company Securities, Inc. as, and McDonald & Company Securities, Inc. hereby confirms its agreement with the Company and the Selling Shareholders to render services as, a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. with respect to the offering and sale of the Securities. McDonald & Company Securities, Inc., solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "Independent Underwriter."

         SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each U.S. Underwriter as follows:

                  (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Global Coordinator immediately, and confirm the notice in writing,
         (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) Filing of Amendments. The Company will give the Global Coordinator notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectuses, will furnish the Global Coordinator with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Global Coordinator or counsel for the U.S. Underwriters shall object.

                  (c) Delivery of Registration Statements. The Company has furnished or will deliver to the U.S. Representatives and counsel for the U.S. Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the U.S. Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the U.S. Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (d) Delivery of Prospectuses. The Company has delivered to each U.S. Underwriter, without charge, as many copies of each preliminary prospectus as such U.S. Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each U.S. Underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the U.S. Prospectus (as amended or supplemented) as such U.S. Underwriter may reasonably request. The U.S. Prospectus and any amendments or supplements thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the International Purchase Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the U.S. Underwriters or for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the U.S. Underwriters such number of copies of such amendment or supplement as the U.S. Underwriters may reasonably request.

                  (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the U.S. Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Global Coordinator may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that neither the Company nor any of the Selling Shareholders shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

                  (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

                  (h) Listing. The Company will use its best efforts to effect the quotation of the Common Stock (including the Securities) on the Nasdaq National Market.

                  (i) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectuses, the Company will not, without the prior written consent of the Global Coordinator, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or under the International Purchase Agreement, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectuses, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectuses or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan, or to any registration statement under the 1933 Act filed with respect to shares of Common Stock issued or to be issued in any such transactions.

                  (j) Reporting Requirements. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

                  (k) Compliance with NASD Rules. The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

         SECTION 4. PAYMENT OF EXPENSES. (a) Expenses. The Company and CMI will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the transfer of the Securities between the U.S. Underwriters and the International Managers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectuses and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the quotation of the Securities on the Nasdaq National Market, (xi) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to employees and others having a business relationship with the Company and (xii) the fees and expenses of the Independent Underwriter incurred in its capacity as the "qualified independent underwriter" with respect to the transactions contemplated hereby. In connection with any roadshow, the Company and the Underwriters will each bear 50% of the cost of an airplane.

         (b) Expenses of the Selling Shareholders. The Selling Shareholders, jointly and severally, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants, provided that the Company shall pay the reasonable fees and disbursements of one single counsel for the Selling Shareholders.

         (c) Termination of Agreement. If this Agreement is terminated by the U.S. Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company and CMI shall reimburse the U.S. Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the U.S. Underwriters; provided that these expenses shall be reimbursed by (i) the Selling Shareholders if the Agreement is terminated due to failure to comply with Sections 5(c) and 5(f) hereof and (ii) the defaulting Selling Shareholder if this Agreement is terminated pursuant to
Section 11 hereof.

         (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company, CMI and the Selling Shareholders may make for the sharing of such costs and expenses.

         SECTION 5. CONDITIONS OF U.S. UNDERWRITERS' OBLIGATIONS. The obligations of the several U.S. Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company, CMI and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of any Selling Shareholder, to the performance by the Company and CMI of their respective covenants and other obligations hereunder, and to the following further conditions:

                  (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the U.S. Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

                  (b) Opinion of Counsel for Company. At Closing Time, the U.S. Representatives shall have received the favorable opinions, dated as of Closing Time, of Calfee, Halter & Griswold L.L.P., counsel for the Company, and Obermayer Rebmann Maxwell & Hippel LLP, Pennsylvania counsel for CMI, in form and substance satisfactory to counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters, to the effect set forth in Exhibits A-1 and A-2 hereto, respectively, and to such further effect as counsel to the U.S. Underwriters may reasonably request.

                  (c) Opinion of Counsel for the Selling Shareholders. At Closing Time, the U.S. Representatives shall have received the favorable opinions, dated as of Closing Time, of Simpson Thacher & Bartlett, counsel for the Selling Shareholders and of other counsel for the Selling Shareholders as counsel for the U.S. Underwriters may deem necessary, in form and substance satisfactory to counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters to the effect set forth in Exhibit B-1 and B-2 hereto, respectively, and to such further effect as counsel to the U.S. Underwriters may reasonably request.

                  (d) Opinion of Counsel for U.S. Underwriters. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters with respect to certain matters set forth in clauses (i), (ii), (iv), (v) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (vii), (ix),
         (x), (xii) and (xiv) (solely as to the information in the Prospectuses under "Description of Capital Stock") and the penultimate paragraph of Exhibit A-1 hereto and with respect to the matters set forth in opinions (1) and (2) of Exhibit B-1 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the U.S. Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and of the Selling Shareholders and certificates of public officials.

                  (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the U.S. Representatives shall have received a certificate of the Chief Executive Officer or President of each of the Company and CMI and of the chief financial or chief accounting officer of each of the Company and CMI, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company and CMI, as the case may be, has complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

                  (f) Certificate of Selling Shareholders. At Closing Time, the U.S. Representatives shall have received a certificate of the Attorney-in-Fact on behalf of each Selling Shareholder, dated as of Closing Time, to the effect that (i) the representations and warranties of each Selling Shareholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Shareholder has complied with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

                  (g) Accountants' Comfort Letters. At the time of the execution of this Agreement, the U.S. Representatives shall have received from Coopers & Lybrand L.L.P. a letter in the form of Exhibit D-1 hereto and from Deloitte & Touche, LLP a letter in the form of Exhibits D-2 hereto dated such date, in form and substance satisfactory to the U.S. Representatives, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

                  (h) Bring-down Comfort Letters. At Closing Time, the U.S. Representatives shall have received from Coopers & Lybrand L.L.P. and Deloitte & Touche LLP letters, dated as of Closing Time, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

                  (i) Approval of Listing. At Closing Time, the Securities shall have been approved for quotation on the Nasdaq National Market, subject only to official notice of issuance.

                  (j) No Objection. The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (k) Lock-up Agreements. At the date of this Agreement, the U.S. Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule D hereto.

                  (l) Purchase of Initial International Securities. Contemporaneously with the purchase by the U.S. Underwriters of the Initial U.S. Securities under this Agreement, the International Managers shall have purchased the Initial International Securities under the International Purchase Agreement.

                  (m) Other Agreements. Prior to the Closing Time, (i) the U.S. Representatives shall have received copies of a Custody Agreement and Power of Attorney executed by each of the Selling Shareholders and (ii) the Credit Facility Amendment shall remain in full force and effect.

                  (n) Conditions to Purchase of U.S. Option Securities. In the event that the U.S. Underwriters exercise their option provided in
         Section 2(b) hereof to purchase all or any portion of the U.S. Option Securities, the representations and warranties of the Company, CMI and the Selling Shareholders contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company and the Selling Shareholders hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the U.S. Representatives shall have received:

                           (i) OFFICERS' CERTIFICATE. A certificate, dated such
                  Date of Delivery, of the Chief Executive Officer or President of each of the Company and CMI and of the chief financial or chief accounting officer of each of the Company and CMI confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                           (ii) CERTIFICATE OF SELLING SHAREHOLDERS. A
                  certificate, dated such Date of Delivery, of an Attorney-in-Fact on behalf of each Selling Shareholder confirming that the certificate delivered at Closing Time pursuant to Section 5(f) remains true and correct as of such Date of Delivery.

                           (iii) OPINION OF COUNSEL FOR COMPANY. The favorable
                  opinions of Calfee, Halter & Griswold, L.L.P., counsel for the Company, and Obermayer

                  Rebmann Maxwell & Hippel LLP, Pennsylvania counsel for CMI, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b) hereof.

                           (iv) OPINION OF COUNSEL FOR THE SELLING SHAREHOLDERS.
                  The favorable opinions of Simpson Thacher & Bartlett, counsel for the Selling Shareholders, and of other counsel for the Selling Shareholders as counsel for the U.S. Underwriters may deem necessary, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                           (v) OPINION OF COUNSEL FOR U.S. UNDERWRITERS. The
                  favorable opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                           (vi) BRING-DOWN COMFORT LETTERS. Letters from Coopers
                  & Lybrand L.L.P. and Deloitte & Touche LLP, in form and substance satisfactory to the U.S. Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the U.S. Representatives pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

                  (o) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the U.S. Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the U.S. Representatives and counsel for the U.S. Underwriters.

                  (p) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of U.S. Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several U.S. Underwriters to purchase the relevant Option Securities, may be terminated by the U.S. Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6. INDEMNIFICATION.

         (a)(1) Indemnification of U.S. Underwriters. (1) The Company and CMI, jointly and severally, agree to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (i), (ii), (iii) and (iv) below and in Section 6(a)(2). In addition, each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (i), (iii) and (iv) below and in Section 6(a)(2):

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in connection with the reservation and sale of the Reserved Securities to eligible employees of the Company and other persons or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectuses or preliminary prospectuses, not misleading;

                  (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, or in connection with any violation of the nature referred to in Section 6(a)(1)(ii)(A) hereof, provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Selling Shareholders; and

                  (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(1)(ii)(A) hereof, to the extent that any such expense is not paid under (i), (ii), or
         (iii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not (i) apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto) or
(ii) inure to the benefit of any U.S. Underwriter from whom the person asserting any loss, liability, claim, damage or expense purchased Securities, or any person controlling such U.S. Underwriter, if it shall be established that a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such U.S. Underwriter to such person, if required by law to have been so delivered, at or prior to the confirmation of the sale of such Securities to such person in any case where the Company complied with its obligations under Sections 3(a), 3(b) and 3(d), and if the Prospectus (as so amended or supplemented) would have cured any defect giving rise to such loss, liability, claim damage, or expense; PROVIDED, FURTHER, with respect to each Selling Shareholder, the indemnification provision in this paragraph (1) shall be only with respect to the information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto), including Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) and each Selling Shareholder severally confirms, and each U.S. Underwriter agrees, that the information (other than the percentage of shares owned) pertaining to each Selling Shareholder under the caption "Principal and Selling Stockholders" in the U.S. Prospectus constitutes the only information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement and U.S. Prospectus; PROVIDED, FURTHER, that the aggregate liability of any Selling Shareholder pursuant to this paragraph
(1) shall be limited to the net proceeds (after deducting the underwriting discount but before deducting expenses) received by such Selling Shareholder from the Securities purchased by the Underwriters from such Selling Shareholder pursuant to this Agreement and the International Purchase Agreement.

         (2) In addition to and without limitation of the Company's, CMI's and each Selling Shareholder's obligation to indemnify McDonald & Company Securities, Inc. as an Underwriter, the Company, CMI and each Selling Shareholder also, severally and not jointly, agree to indemnify and hold harmless the Independent Underwriter and each person, if any, who controls the Independent Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, as a result of the Independent Underwriter's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the offering of the U.S. Securities; PROVIDED, the aggregate liability of any Selling Shareholder pursuant to this paragraph (2) shall be limited to the net proceeds (after deducting the underwriting discount but before deducting expenses) received by such Selling Shareholder from the Shares purchased by the Underwriters from such selling Shareholder pursuant to this Agreement and the International Purchase Agreement.

         (b) Indemnification of Company, Directors and Officers and Selling Shareholders. Each U.S. Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Shareholder and each person, if any, who controls any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a)(1) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any U.S. preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such U.S. Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such U.S. preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto).

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a)(1) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company and the Selling Shareholders. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; provided, that, if indemnity is sought pursuant to
Section 6(a)(2), then, in addition to the fees and expenses of such counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one counsel (in addition to any local counsel) separate from its own counsel and that of the other indemnified parties for the Independent Underwriter in its capacity as a "qualified independent underwriter" and all persons, if any, who control the Independent Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of 1934 Act in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances if, in the reasonable judgment of the Independent Underwriter, there may exist a conflict of interest between the Independent Underwriter and the other indemnified parties. Any such separate counsel for the Independent Underwriter and such control persons of the Independent Underwriter shall be designated in writing by the Independent Underwriter. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(1)(iii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company and CMI, jointly and severally, agree, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of eligible employees of the Company and its subsidiaries and other persons to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

         (f) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company, CMI and the Selling Shareholders with respect to indemnification.

         SECTION 7. CONTRIBUTION. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, CMI and the Selling Shareholders on the one hand and the U.S. Underwriters on the other hand from the offering of the U.S. Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, CMI and the Selling Shareholders on the one hand and of the U.S. Underwriters on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(a)(1)(ii)(A) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company, CMI and the Selling Shareholders on the one hand and the U.S. Underwriters on the other hand in connection with the offering of the U.S. Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the U.S. Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the U.S. Underwriters, in each case as set forth on the cover of the U.S. Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the U.S. Securities as set forth on such cover.

         The relative fault of the Company, CMI and the Selling Shareholders on the one hand and the U.S. Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, CMI or the Selling Shareholders or by the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 6(a)(1)(ii)(A) hereof.

         The Company, CMI, the Selling Shareholders and the U.S. Underwriters agree that McDonald & Company Securities, Inc. will not receive any additional benefits hereunder for serving as the Independent Underwriter in connection with the offering and sale of the Securities.

         The Company, CMI, the Selling Shareholders and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such U.S. Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be. The U.S. Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial U.S. Securities set forth opposite their respective names in Schedule A hereto and not joint.

         The provisions of this Section shall not affect any agreement among the Company, CMI and the Selling Shareholders with respect to contribution.

         SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company, any of its subsidiaries or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any U.S. Underwriter or controlling person, or by or on behalf of the Company or the Selling Shareholders, and shall survive delivery of the Securities to the U.S. Underwriters.

         SECTION 9. TERMINATION OF AGREEMENT.

         (a) Termination; General. The U.S. Representatives may terminate this Agreement, by notice to the Company and the Attorney-in-Fact on behalf of the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this

Agreement or since the respective dates as of which information is given in the U.S. Prospectus, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Global Coordinator, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or
(iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. DEFAULT BY ONE OR MORE OF THE U.S. UNDERWRITERS. If one or more of the U.S. Underwriters shall fail at Closing Time or a Date of Delivery to purchase the U.S. Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Global Coordinator shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Global Coordinator shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of U.S. Securities to be purchased on such date, each of the non-defaulting U.S. Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting U.S. Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the number of U.S. Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the U.S. Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting U.S. Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the U.S. Underwriters to purchase and the Company to sell the relevant U.S. Option Securities, as the case may be, either (i) the U.S. Representatives or (ii) the Company and the Attorney-in-Fact on behalf of the Selling Shareholders shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "U.S. Underwriter" includes any person substituted for a U.S. Underwriter under this Section 10.

         SECTION 11. DEFAULT BY ONE OR MORE OF THE SELLING SHAREHOLDERS. If a Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Shareholder is obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule B hereto, then the Underwriters may, at the option of the U.S. Representatives, by notice from the U.S. Representatives to the Company and the Attorney-in-Fact on behalf of the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability or fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (b) elect to purchase the Securities which the non-defaulting Selling Shareholders have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

         In the event of a default by any Selling Shareholder as referred to in this Section 11, the Global Coordinator, the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectuses or in any other documents or arrangements.


         SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the U.S. Underwriters shall be directed to the U.S. Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of Scott Lemone, with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, attention of Valerie Ford Jacob; and notices to the

Company and CMI shall be directed to it at Camelot Music Holdings, Inc., 8000 Freedom Avenue N.W., North Canton, Ohio 44720-0169, attention of Jack K. Rogers, with a copy to Calfee, Halter & Griswold L.L.P., 1400 McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114-2688, attention of Thomas F. McKee. Notices to the Selling Shareholders shall be directed to
___________________.

         SECTION 13. PARTIES. This Agreement shall each inure to the benefit of and be binding upon the U.S. Underwriters, the Company, CMI and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the U.S. Underwriters, the Company, CMI and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the U.S. Underwriters, the Company, CMI, the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any U.S. Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 15. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the U.S. Underwriters, the Company, CMI and the Selling Shareholders in accordance with its terms.

                                        Very truly yours,

                                        CAMELOT MUSIC HOLDINGS, INC.
                                        CAMELOT MUSIC, INC.


                                        By:_____________________________________
                                           Title:

                                        THE SELLING SHAREHOLDERS NAMED IN
                                        SCHEDULE B HEREOF


                                        By:_____________________________________
                                           Title:

                                        As Attorney-in-Fact acting on behalf of
                                        the Selling Shareholders named in
                                        Schedule B hereto

CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
MCDONALD & COMPANY SECURITIES, INC.


By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED


By _____________________
   Authorized Signatory



For themselves and as U.S. Representatives of the other U.S. Underwriters named in Schedule A hereto.

                                   SCHEDULE A


                                                                                     Number of
                                                                                   Initial U.S.
         Name of U.S. Underwriter                                                   Securities
         ------------------------                                                   ----------

Merrill Lynch, Pierce, Fenner & Smith
           Incorporated..................................................
Morgan Stanley & Co. Incorporated........................................
McDonald & Company Securities, Inc.......................................            _________













Total....................................................................
                                                                                     =========



                                    Sch A-1

                                   SCHEDULE B

                                                                         Maximum Number
                               Number of Initial U.S.                    of U.S. Option
                               Securities to be Sold                 Securities to Be Sold
                               ---------------------                 ---------------------
 [Selling Shareholders]


 Total....................

                                    Sch B - 1

                                   SCHEDULE C

                          CAMELOT MUSIC HOLDINGS, INC.
                        __________ Shares of Common Stock
                           (Par Value $.01 Per Share)





         1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $__________.

         2. The purchase price per share for the U.S. Securities to be paid by the several U.S. Underwriters shall be $__________, being an amount equal to the initial public offering price set forth above less $__________ per share; provided that the purchase price per share for any U.S. Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option Securities.




                                    Sch C - 1

                                   SCHEDULE D

Van Kampen-Merritt Prime Rate Income Trust
Fernwood Associates, L.P.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Oaktree Capital Management, LLC
Daystar Partners LLC
First Union National Bank
Yale University
James E. Bonk
Jack K. Rogers
William H. Scott
Lee Ann Thorn
Charles R. Rinehimer III
Lewis S. Garrett
Charles Marsh
George R. Zoffinger
Stephen H. Baum
Roger D. Marks
Herbert J. Marks
Marc L. Luzzatto
Michael B. Solow
Larry K. Mundorf
Kenneth B. Quick
Bridget Y. Jones
Susan M. Craven
Douglas A. Holder
David L. Sayre
Michael J. Terlecky
Vern V. Benke
Michael P. Sheldon
Gregory V. Bass
Colin S. Harley
Lee B. Negip
Kenneth R. Chance
Robert T. Roberts
James R. Dismukes
David F. Henry
Elizabeth A. Palumbo
John P. Daristotle
Other Selling Shareholders




                                    Sch D - 1

                                                                     Exhibit A-1

                  FORM OF OPINION OF CALFEE, HALTER & GRISWOLD
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under the U.S. Purchase Agreement, the International Purchase Agreement, the Merger Agreement and the Credit Facility Amendment.

                  (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases real property, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses); the shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of statutory preemptive rights, preemptive rights under the Company's charter and by-laws or, to the best of our knowledge, other similar contractual rights of any securityholder of the Company by which the Company is bound.

                  (v) The sale of the Securities by the Selling Shareholders is not subject to statutory preemptive rights, preemptive rights under the Company's charter and by-laws or, to the best of our knowledge, other similar contractual rights of any securityholder of the Company by which the Company is bound. No holder of the Securities is or will be subject to personal liability solely by reason of being such a holder.

                  (vi) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases real property, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (vii) The U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by the Company and CMI.

                  (viii) The Merger Agreement has been authorized, executed and delivered by the Company. The Credit Facility Amendment has been authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, moratorium, stay and other laws affecting creditors rights generally and to general principles of equity.

                  (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectuses pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

                  (x) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectuses and each amendment or supplement to the Registration Statement and Prospectuses as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                  (xi) If Rule 434 has been relied upon, the Prospectuses were not "materially different," as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it became effective.

                  (xii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements and with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

                  (xiii) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company, CMI or any of their respective subsidiaries is a party, or to which the property of the Company, CMI or any of their respective subsidiaries is subject, before or brought by any federal or state court or governmental agency or body, which is required to be described in the Registration Statement pursuant to Item 103 of Regulation S-K promulgated under the 1933 Act, which is not described as required, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the U.S. Purchase Agreement, the International Purchase

         Agreement, the Merger Agreement and the Credit Facility Amendment or the performance by the Company or CMI of its obligations thereunder.

                  (xiv) The information in the Prospectuses under "Risk Factors--Internal Revenue Service Claim," "Description of Capital Stock," "Description of Certain Indebtedness," "Shares Eligible for Future Sale," "Business--Properties," "Business--Legal Proceedings," and "Certain Federal Income Tax Considerations" and in the Registration Statement under Item 14, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and by-laws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

                  (xv) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectuses that are not described as required.

                  (xvi) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

                  (xvii) To the best of our knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectuses or filed or incorporated by reference as an exhibit to the Registration Statement.

                  (xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any federal, Ohio or Delaware court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the U.S. Purchase Agreement, the International Purchase Agreement, the Merger Agreement and the Credit Facility Amendment or for the offering, issuance, sale or delivery of the Securities.

                  (xix) The execution, delivery and performance of the U.S. Purchase Agreement, the International Purchase Agreement, the Merger Agreement and the Credit Facility Amendment and the consummation of the transactions contemplated in the U.S. Purchase Agreement, the International Purchase Agreement, the Merger Agreement and the Credit Facility Amendment and in the Registration Statement and compliance by the Company with its obligations under the U.S. Purchase Agreement, the International Purchase Agreement, the Merger Agreement and the Credit Facility Amendment do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Purchase Agreements) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, to which the Company or any subsidiary is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any subsidiary is subject and which is filed or incorporated by reference as an exhibit to the Registration Statement [or included on Exhibit A to this opinion], nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable federal, Ohio or Delaware law, statute, rule or regulation or, to the best of our knowledge, any judgment, order, writ or decree, of any federal or state government, government instrumentality or court having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

                  (xx) To the best of our knowledge, except as disclosed in the Registration Statement, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act which have not otherwise been waived in connection therewith.

                  (xxi) Neither Company nor CMI is, or upon the issuance and sale of the Securities as contemplated by the U.S. Purchase Agreement and the International Purchase Agreement will be an "investment company," as such term is defined in the 1940 Act.

         Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable) (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time the Prospectuses were issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of Pennsylvania, upon the opinion of Obermayer Rebmann Maxwell & Hippel LLP, special counsel to CMI (which opinion shall be dated and furnished to the Representatives at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that Calfee, Halter & Griswold LLP may rely on such opinion as if it were addressed to them), provided that Calfee, Halter & Griswold LLP shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinion and (B) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such counsel may limit such opinion to the federal laws of the United States and the laws of the States of Delaware and Ohio. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     Exhibit A-2


            FORM OF OPINION OF OBERMAYER REBMANN MAXWELL & HIPPEL LLP
                    TO BE DELIVERED PURSUANT TO SECTION 5(b)


         (i) Camelot Music, Inc. ("CMI") has been duly incorporated and is validly existing as a corporation in good standing under the laws of Pennsylvania, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under the U.S. Purchase Agreement and the International Purchase Agreement and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse effect on the CMI's financial condition and results of operations.

         (ii) All of the issued and outstanding shares of capital stock of CMI have been duly authorized and validly issued and are fully paid and non-assessable and, to the best of our knowledge, is owned by Camelot Music Holdings, Inc., directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of the outstanding shares of capital stock of CMI was issued in violation of the preemptive or similar rights of any securityholder of CMI.

         (iii) The U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by CMI.

         (iv) The Credit Facility Amendment has been duly authorized, executed and delivered by CMI and constitutes the valid and binding obligation of CMI, enforceable against CMI in accordance with its terms.

                                                                     Exhibit B-1


                  FORM OF OPINION OF SIMPSON THACHER & BARTLETT
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)



Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Morgan Stanley & Co. Incorporated
McDonald & Company Securities, Inc.
  as U.S. Representatives of the several U.S. Underwriters
c/o  Merrill Lynch & Co.
       Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Merrill Lynch International
Morgan Stanley & Co. International Limited
McDonald & Company Securities, Inc.
   as Lead Managers for the several International Managers
c/o Merrill Lynch International
Ropemaker Place
25 Ropemaker Street
London EC2Y 9LY
England


Ladies and Gentlemen:

                  We have acted as counsel to certain selling stockholders (the "Selling Stockholders") of Camelot Music Holdings, Inc., a Delaware corporation (the "Company") named in Schedule B to each of the Underwriting Agreements (as defined below) in connection with the purchase by you from the Selling Stockholders of an aggregate of ________ shares of Common Stock, par value $.01 per share (the "Shares"), of the Company pursuant to the (i) the U.S. Purchase Agreement dated July __, 1998 (the "U.S. Purchase Agreement") among you, the Company and the Selling Stockholders and (ii) the International Purchase Agreement dated July ___, 1998 (the "International Purchase Agreement"; together with the U.S. Purchase Agreement, the "Underwriting Agreements") among you, the Company and the Selling Stockholders.

                  We have examined each Underwriting Agreement and each Irrevocable Power of Attorney and Custody Agreement (collectively, the "Custody Agreements") between each of the Selling Stockholders, the Company, _________, as custodian (the "Custodian"), and the attorneys-in-fact named therein (each, an "Attorney-in-Fact"), relating to the Shares to be sold to you by such Selling Stockholders. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing, and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                  In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents. In addition, in connection with our opinion set forth in paragraph 1 below, we have assumed that the Underwriters do not have notice of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York) to the Shares.

                  For purposes of this opinion we have assumed the following:

                  1. Each Selling Stockholder is the sole registered owner of Shares to be sold by such Selling Stockholder and has full corporate, partnership, or trust, as applicable, power, right and authority to sell such Shares;

                  2. Each Underwriting Agreement has been duly authorized by each Selling Stockholder and the Custody Agreement to be executed by each Selling Stockholder has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder;

                  3. The sale of the Shares by each Selling Stockholder and the compliance by such Selling Stockholder with all of the provisions of the Underwriting Agreements will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action violate the Certificate of Incorporation, By-laws or other organizational documents of such Selling Stockholder or, except to the extent addressed in paragraph 3 below, any statute, law, rule or regulation, or any order issued pursuant to any statute, law, rule or regulation by any court or governmental agency or body or court having jurisdiction over such Selling Stockholder or any of its properties.

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:

                  1. Upon registration of the Shares in the name of the Underwriters (or their nominee) and payment for the Shares in accordance with the Underwriting Agreement, the Underwriters will acquire all of the rights of each Selling Stockholder in the Shares and will also acquire their interest in such Shares free of any adverse claim.

                  2. Each Underwriting Agreement has been duly executed and delivered by or on behalf of each Selling Stockholder.

                  3. No consent, approval, authorization, order, registration or qualification of or with any Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any Federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the issue and sale of the Shares by the Selling Stockholders and the compliance by the Selling Stockholders with all of the provisions of the Underwriting Agreements, except for the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                  We are members of the Bar of the State of New York, and we do not express any opinion herein concerning any law other than the law of the State of New York, the Federal law of the United States and the Delaware General Corporation Law.

                  This opinion letter is rendered to you in connection with the above described transactions. The opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                          Very truly yours,

                                                                     Exhibit B-2


             FORM OF OPINION OF COUNSEL FOR EACH SELLING SHAREHOLDER
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)


         (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by any of the Selling Shareholders for the performance by any Selling Shareholder of its obligations under the U.S. Purchase Agreement, the International Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

         (ii) Each Power of Attorney and Custody Agreement has been duly executed and delivered by the respective Selling Shareholders named therein and constitutes the legal, valid and binding agreement of such Selling Shareholder.

         (iii) The U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by or on behalf of each Selling Shareholder.

         (iv) The Attorney-in-Fact has been duly authorized by the Selling Shareholder(s) to deliver the Securities on behalf of the Selling Shareholder(s) in accordance with the terms of the U.S. Purchase Agreement and the International Purchase Agreement.

         (v) The execution, delivery and performance of the U.S. Purchase Agreement, the International Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the U.S. Purchase Agreement, the International Purchase Agreement and in the Registration Statement and compliance by each Selling Shareholder with its obligations under the U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Shareholders and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Shareholders pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which any Selling Shareholder is a party or by which they may be bound, or to which any of the property or assets of any of the Selling Shareholders may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholders, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Shareholders or any of its properties.

         (vi) To the best of our knowledge, each Selling Shareholder has valid and marketable title to the Securities to be sold by such Selling Shareholder pursuant to the U.S. Purchase Agreement and the International Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the U.S. Purchase Agreement and the International Purchase Agreement. By delivery of a certificate or certificates therefor the Selling Shareholders will transfer to the Underwriters who have purchased such Securities pursuant to the U.S. Purchase Agreement and the International Purchase Agreement (without notice of any defect in the title of the Selling Shareholders and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                                                                       Exhibit C

                               _____________, 1998

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated,
MORGAN STANLEY & CO. INCORPORATED
MCDONALD & COMPANY SECURITIES, INC.
   as U.S. Representatives of the several
   U.S. Underwriters to be named in the
   within-mentioned U.S. Purchase Agreement

MERRILL LYNCH INTERNATIONAL
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
MCDONALD & COMPANY SECURITIES, INC.
   as Lead Managers for the several
   International Managers to be named in the within-mentioned International Purchase Agreement

c/o  Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
North Tower
World Financial Center
New York, New York  10281-1209


         Re: Proposed Public Offering by Camelot Music Holdings, Inc.
             ---------------------------------------------------------

Dear Sirs:


         The undersigned, a stockholder of Camelot Music Holdings, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Incorporated and McDonald & Company Securities, Inc. propose to enter into a U.S. Purchase Agreement (the "U.S. Purchase Agreement") with the Company, Camelot Music, Inc. ("CMI") and the Selling Shareholders identified in Schedule B thereto, and that Merrill Lynch International, Morgan Stanley & Co. International Limited and McDonald & Company Securities, Inc. propose to enter into an International Purchase Agreement (the "International Purchase Agreement") with the Company, CMI and the Selling Shareholders, providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each U.S. Underwriter to be named in the U.S. Purchase Agreement and with each International Manager to be named in the International Purchase Agreement that, during a period of 180 days from the date of the U.S. Purchase Agreement and the International Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.


         Nothing contained in this letter shall be construed to prohibit the undersigned, to the extent the undersigned is a natural person, from making a bona fide gift of any shares of the Company's Common Stock, provided that the transferee agrees in writing to be bound by the terms and conditions of this letter.


         This letter shall be binding on the undersigned and the heirs, legal representatives, successors and assigns of the undersigned. This letter shall be construed in accordance with the laws of the State of New York.





                                Very truly yours,



                                Signature:   __________________________________

                                Print Name:  __________________________________

                                                                     Exhibit D-1

                            COOPERS & LYBRAND L.L.P.



          FORM OF ACCOUNTANTS' COMFORT LETTER PURSUANT TO SECTION 5(g)



                  (i) We are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations.

                  (ii) In our opinion, the audited financial statements and the related financial statement schedules included in the Registration Statement and the Prospectuses comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

                  (iii) On the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company for the three month period ended May ____, 1998 and May ____, 1997, included in the Registration Statement and the Prospectuses (collectively, the "Quarterly Financials"), a reading of the latest available unaudited interim consolidated financial statements of the Company, a reading of the minutes of all meetings of the stockholders and directors of the Company and its subsidiaries and the committees of the Company's Board of Directors and any subsidiary committees since February 28, 1998, inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), with respect to the Quarterly Financials and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

                           (1) the Quarterly Financials included in the
                  Registration Statement and the Prospectuses do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or any material modifications should be made to the Quarterly Financials included in the Registration Statement and the Prospectuses for them to be in conformity with generally accepted accounting principles;

                           (2) at June _____, 1998 and at a specified date not
                  more than five days prior to the date of this Agreement, there was any change in the total shareholder equity of the Company and its subsidiaries or any decrease in the working capital, total current assets, total assets or stockholders' equity of the Company and its subsidiaries or any increase in the total current liabilities or total liabilities of the Company and its subsidiaries, in each case as compared with amounts shown in the latest balance sheet included in the Registration Statement, except in each case for changes, decreases or increases that the Registration Statement discloses have occurred; or

                           (3) for the period from May ___, 1998 to June ___,
                  1998 and for the period from May ____, 1998 to a specified date not more than five days prior to the date of this Agreement, there was any decrease in total net sales, operating income, income before reorganization expense and income taxes, income before income tax expense, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement discloses have occurred or may occur;

                  (iv) Based upon the procedures set forth in clause (ii) above and a reading of the Selected Financial Data included in the Registration Statement and a reading of the financial statements from which such data were derived, nothing came to our attention that caused us to believe that the Selected Financial Data included in the Registration Statement do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act, that the amounts included in the Selected Financial Data are not in agreement with the corresponding amounts in the audited consolidated financial statements for the respective periods or that the financial statements not included in the Registration Statement from which certain of such data were derived are not in conformity with generally accepted accounting principles.

                  (v) We have compared the information in the Registration Statement under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K.

                  (vi) We are unable to and do not express any opinion on the Pro Forma Condensed Consolidated Statement of Income (the "Pro Forma Statement") included in the Registration Statement or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statement; however, for purposes of this letter we have:

                           (1) read the Pro Forma Statement;

                           (2) performed an audit of the Company's financial
                  statements to which the pro forma adjustments were applied;

                           (3) made inquiries of certain officials of the
                  Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statement complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                           (4) proved the arithmetic accuracy of the application
                  of the pro forma adjustments to the historical amounts in the Pro Forma Statement;

         and on the basis of such procedures and such other inquiries and procedures as specified herein, with respect to the fresh start adjustments, nothing came to our attention that caused us to believe that the Pro Forma Statement included in the Registration Statement does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements, and with respect to The Wall adjustments, certain officials of the Company and of The Wall who have responsibility for financial and accounting matters have informed us that all significant assumptions regarding the business combination have been reflected in the pro forma adjustments and the unaudited Pro Forma Statement complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X.

                  (vii) In addition to the procedures referred to in clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.

                                                                     Exhibit D-2

                            FORM OF COMFORT LETTER OF
                 DELOITTE & TOUCHE LLP PURSUANT TO SECTION 5(f)


         (i) We are independent public accountants with respect to The Wall Music, Inc. within the meaning of the 1933 Act and the applicable published 1933 Act Regulations.

         (ii) In our opinion, the audited financial statements and the related financial statement schedules of The Wall Music, Inc. included in the Registration Statement and the Prospectuses comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

         (iii) With respect to the nine-month periods ended February 28, 1998 and March 1, 1997, we have:

                           (1) Performed the procedures specified by the
                  American Institute of Certified Public Accountants for a review of interim financial information as described in their Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), on the unaudited combined statements of operations of The Wall Music, Inc.; and

                           (2) Inquired of certain officials of The Wall Music,
                  Inc. who have responsibility for financial and accounting matters whether (A) the unaudited statements of income referred to in (iii)(1) above are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of The Wall Music, Inc. included in the Registration Statement, and (B) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder. Those officials stated that the unaudited statements of income (a) are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of The Wall Music, Inc. included in the Registration Statement, and (b) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

         (iv) On the basis of procedures described in paragraph (iii) above, nothing came to our attention that caused us to believe that:

                           (1) Any material modifications should be made to the
                  unaudited financial statements described in paragraph (iii)(1) above for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of The Wall Music, Inc. included in the Registration Statement, and

                           (2) the unaudited financial statements described in
                  (iii)(1) above do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

         (v) With respect to the three-month periods ended June 1, 1998 and June 1, 1997, we have:

                           (1) Performed the procedures specified by the
                  American Institute of Certified Public Accountants for a review of interim financial information as described their Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), on the unaudited combined statements of operations of The Wall Music, Inc.; and

                           (2) Inquired of certain officials of The Wall Music,
                  Inc. who have responsibility for financial and accounting matters whether (A) the unaudited statements of income referred to in (v)(1) above are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of The Wall Music, Inc. included in the Registration Statement, and (B) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder. Those officials stated that the unaudited statements of income (a) are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of The Wall Music, Inc. included in the Registration Statement, and (b) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

         (vi) On the basis of procedures described in paragraph (v) above, nothing came to our attention that caused us to believe that:

                           (1) Any material modifications should be made to the
                  unaudited financial statements described in paragraph (v)(1) above for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of The Wall Music, Inc. included in the Registration Statement, and

                           (2) the unaudited financial statements described in
                  (v)(1) above do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

         (vii) In addition, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of The Wall Music, Inc.